Shareholders' Meeting

May 12, 2009

ATSG

Air Transport Services Group, Inc. SM

Our People



Safe Harbor Statement

•Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, the successful and timely consummation of a definitive agreement between ABX Air and DHL with respect to those matters set out under a memorandum of understanding between ABX Air and DHL dated March 2009, further reductions in the scope of services that ABX Air is performing under its commercial agreements with DHL and the rate at which those reductions occur, ABX Air's ability to maintain cost and service level performance under its commercial agreements with DHL, the timing for and extent to which ABX Air is reimbursed for expenditures made under its Severance and Retention Agreement with DHL and for costs associated with the termination of services under its commercial agreements with DHL, further reductions in the scope of services that ATSG is providing to its other customers, ATSG's ability to sufficiently reduce its costs in order to compete for new business and generate reasonable returns, the timely conversion and deployment of Boeing 767 aircraft, ATSG's ability to remain in compliance with the terms of its credit arrangements, and other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

ATSG, Inc. Non-GAAP Reconciliation

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) (Unaudited)

Reconciliation Statement ($ in 000s)	2004	2005	2006	2007	2008
GAAP Net Earnings	36,973	30,312	90,054	19,587	(55,990)
Income Tax Expense (Benefit)	-	-	(54,041)	13,701	10,161
Interest Income	(931)	(2,354)	(4,775)	(4,557)	(2,335)
Interest Expenses	8,956	10,805	11,547	14,067	37,002
Depreciation and amortization	36,817	41,167	45,660	51,747	94,451
EBITDA	81,815	79,930	88,445	94,545	83,289
Impairment of goodwill and intangibles	-	-	-	-	91,241
Adjusted EBITDA	81,815	79,930	88,445	94,545	174,530

EBITDA is a non-GAAP financial measure and should not be considered an alternative to net income (loss) or any other performance measure derived in accordance with GAAP. EBITDA is defined as income (loss) from operations plus net interest expense, provision for income taxes, depreciation and amortization. The Company's management uses this adjusted financial measure in conjunction with GAAP financial measures to monitor and evaluate the performance of the Company, including as a measure of liquidity. EBITDA should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as an alternative measure of liquidity

-

** Excluding goodwill and intangible impairment charges*

Agenda

Air Transport Services Group, Inc.

- 2008 In Review
- First Quarter 2009
- 2009 Focus

2008 Facing the Challenges of Change

• Assimilate new businesses	Expanded portfolio of services
• Adapt for DHL restructuring	Downsized fleet, operations, and workforce
• Respond to credit crisis, soft economy	Preserved financial flexibility while increasing cash flow

Financial Performance

$s in millions **2004-2008 Results**



Revenues
$1,203
$1,464
$1,260
$1,174
$1,611
$1,176
$1,430
$1,212
$1,083
$1,152
$27
$34
$48
$91
$459
2004
2005
2006
2007
2008
DHL
Non-DHL



Pre-tax Earnings
$37
$30
$36
$33
$45*
-$46
2004
2005
2006
2007
2008

* Excluding goodwill and intangible impairment charges

Financial Results 2008 vs 2007

Segments & Other



Revenues
DHL $1,083 M
ACMI $56 M
OTHER $36 M
2007
DHL $1,152 M
CAM $48 M
ACMI $421 M
OTHER $46 M
2008



Earnings
DHL $21 M
ACMI $5 M
OTHER $6 M
2007
DHL $25 M
CAM $18 M
ACMI $7 M*
OTHER $7 M
2008

* Excluding goodwill and intangible impairment charges

Air Transport Services Group, Inc. SM

EBITDA*


$81.8 M
$79.9 M
$88.4 M
$94.5 M
$174.5 M
2004
2005
2006
2007
2008A**

*EBITDA and Adjusted EBITDA are non-GAAP financial measures and should not be considered as an alternative to net income (loss) or any other performance measure derived in accordance with GAAP. The Company's management uses this adjusted financial measure in conjunction with GAAP financial measures to monitor and evaluate the performance of the Company, including as a measure of liquidity. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as an alternative measure of liquidity. Please refer to Slide 2 for a statement showing a reconciliation of EBITDA to GAAP Net Income."

*** Excluding goodwill and intangible impairment charges*

Capital Expenditure Trends


$160 M
$126 M
$112 M
$100 M
$74 M
$61 M
$65
$49
$86
$142
$90
$92
$9
$12
$14
$18
$22
$34
2004
2005
2006
2007
2008
2009E
Maintenance
Growth

ATSG
Air Transport Services Group, Inc. SM



First Quarter Results 2009





First Quarter 2009 Results

	Revenues		Earnings
DHL	$182,874	DHL	$ 12,681
ACMI Services	86,034	ACMI Services	1,870
CAM	13,017	CAM	4,750
Other	11,002	Other	706
Eliminations	(12,375)	Interest	(2,241)
Total	$280,552	Pre-Tax	$ 17,766
		Income Taxes	$6,669
		Net Earnings	$11,268

First Quarter Financial Results

Segments and Other


Revenues
DHL
$281 M
ACMI
$93 M
CAM $10 M
Other $9 M
1Q 2008
DHL
$183 M
ACMI
$86 M
CAM $13 M
Other $11 M
1Q 2009


Earnings
DHL
$4 M
ACMI $1 M
CAM
$4 M
Other $0.4 M
1Q 2008
DHL
$13 M
ACMI $2 M
CAM
$5 M
Other $1 M
1Q 2009

2009 Focus







2009 Meeting the Challenges of Change

Goals for 2009

- Restructure DHL promissory note and capital leases
- Continue to support DHL transition
- Reconfigure non-standard B767PC fleet to serve broader customer base
- Seek long-term commitments for B767 fleet
- Further strengthen balance sheet
- Leverage maintenance capability
- Align cost structure

2009 Actions to date

- Reduced DHL note balance, gained dividend and share buyback flexibility

Loan / Debt Covenant Compliance

	Covenant	1Q09 Actual Results	1Q09 Note/Cap Lease Resolution
First Lien Debt / EBITDA*	< 3.00	2.38	2.11
Total Debt / EBITDA*	< 3.50	2.63	2.28
Fixed Charge Coverage	> 1.50	2.49	2.96

1Q09 Actual Positive Outcome

- »»» reported results inclusive of DHL Note forgiveness
- »»» First Lien Ratio < 2.50 results in spread reduction to 2.625
- »»» interest expense reduction ~ $800,000 for remainder of year
- »»» next .375 spread reduction when First Lien Ratio < 2.00

Note and capital lease resolution

- »»» $15 million DHL Note reduction and elimination of ABX aircraft capital leases

**Trailing 12 months through March 31, 2009 adjusted EBITDA excludes goodwill and intangible impairment charges*

Air Transport Services Group, Inc. SM

2009 Actions to date

- Reduced DHL note balance, gained dividend and share buyback flexibility
- Downsized DHL-related workforce by over 7,500 people and fleet reduced by 65 aircraft
- Completed modification of first B767PC to SF
- Executed multi-year dry leases for three 767SFs and options for three more
- Reduced cost structure by $17M
- Launched new Maintenance Repair and Overhaul (MRO) business

Air Transport Services Group, Inc. SM

Our Business

Market Dynamics

- Weak demand grounds inefficient fleets, single-mode operators
- Customers seeking full-service, low-cost providers
- Win factors: Experience, service quality, broad capabilities

Attractive Freighter Aircraft

- Efficient assets delivering low unit operating costs
- Largest fleet of 767-200 freighters
- Added 757

Significant Customer Relationships

- DHL
- BAX/Schenker
- U.S. Military
- USPS

Diversified Portfolio of Assets & Services

- ACMI
- Dry Leasing
- Air Mobility Command - Combis
- Maintenance Repair and Overhaul (MRO)

Diversification Progress



2004
2007
2008
Revenues
$27M
$1,176B
$91M
$1,083B
$459M
$1,152B
EBITDA
$6M
$76M
$26M
$69M
$97M
$78M
DHL
OTHER*

** Excluding goodwill and intangible impairment charges*

Core Customers



DHL 90%
ANA 3%
ABX Mtc 2%
Miami Cust 2%
USPS 2%
AeroMex 1%
2007
DHL 90%



DHL 68%
U.S. Military 10%
BAX 9%
Miami Cust 4%
ANA 3%
USPS 2%
ABX Mtc 2%
Misc/Other 1%
AeroMex 1%
2008
BAX 9%
DHL 68%

Maintenance Repair & Overhaul

- Launched May 4
- Initial hire of 310 employees
- Services offered
  - Heavy Maintenance
  - Line Maintenance
  - Component Repair & Overhaul
  - Engineering & Manufacturing
  - Material Sales & Consignment

AIRBORNE
MAINTENANCE & ENGINEERING SERVICES

PROVIDING UNSURPASSED CUSTOMER SERVICE ONE PLANE, ONE PART, ONE SOLUTION AT A TIME

Other Lines of Business

- **U.S. Postal Service**
  - Sort Center Management/Operation
  - International Mail
- **LGSTX**
  - charter management
  - fuel management
- **ABX Equipment Facility Services (AEFS)**
  - material handling installations/teardowns
  - GSE leasing and maintenance
  - facility maintenance

ATSG Air Transport Services Group, Inc. SM

Fleet (as of May 2009)

	Dec. 07	May 09	Dec. 09
DC-8	16	16	16
DC-9	57		
B727	14	14	14
B757		2	2
B767PC	24	22	8
B767SF	19	21	27
In Mod	4	2	1
Total	134	77	68







Strategy for Profitable Growth

- Organic Strategy
  - Grow ACMI and leasing business using 767-200 fleet as the platform
  - Grow maintenance and technical services for higher margin returns
  - Leverage capabilities and resources in sort management and support services
  - Provide principal customers with superior, cost-effective service
- Business Development
  - Complementary service offerings
  - Scale advantages
  - Capture cost savings from synergies

Our Value Proposition

- Strong cash flow from high-profile strategic customers, including DHL, BAX/Schenker, U.S. Military, U.S. Postal Service, UPS.
- Federal tax liability offset by deferred tax assets through 2011.
- Nominal fuel-cost exposure via either ACMI or dry-lease business models.
- World's largest combined fleet of scarce, efficient 767-200SFs.
- Exceptional service quality record with in excess of 98% on-time performance for major ACMI customers.
- Opportunities to supplement aircraft leasing with technical, fuel management, and logistics support services.
- Global presence, including European and Latin American markets.









